OpGen®

"Precision Medicine Solutions for Combatting Infectious Disease"

Corporate Presentation
January 2016

Forward-Looking Statement

This presentation contains forward-looking statements that are subject to many risks and uncertainties. Forward looking statements appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, our ongoing and planned product development; the timing of, and our ability to make, regulatory filings and obtain and maintain regulatory approvals for our product candidates; our intellectual property position; the degree of clinical utility of our products; our ability to develop commercial functions; expectations regarding product launch and revenue; our results of operations, cash needs, financial condition, liquidity, prospects, growth and strategies; the industry in which we operate; and the trends that may affect the industry or us.

We may, in some cases, use terms such as "believes," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "will," "should," "approximately" or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this presentation.

You should also read carefully the factors described in the "Risk Factors" section of our Quarterly Reports on Form 10-Q for the periods ended March 31, 2015 and September 30, 2015 filed with the U.S. Securities and Exchange Commission on June 18, 2015 and November 13, 2015, respectively, in order to better understand the risks and uncertainties inherent in our business and underlying any forward-looking statements. As a result of these factors, we cannot assure you that the forward-looking statements in this presentation will prove to be accurate. Furthermore, if our forward- looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified timeframe, or at all. Any forward-looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.

Company Overview

Our Business	Driving precision medicine solutions for combatting infectious disease with the power of bioinformatics and clinical diagnostics
Our Technology Platform	Proprietary DNA testing and advanced bioinformatics to guide patient care decisions and match drugs with infections
Significant Market Opportunity	>$2 billion addressable market in antibiotic stewardship and multi-drug resistant organisms (MDROs)
Comprehensive Solutions	Rapid pathogen ID and genetic profiling, antibiotic resistance analysis, and integrated data warehouse solutions
Vision	Develop and deploy global solutions for infectious disease management including rapid diagnostics, proprietary data, and software to improve antibiotic selection

Antibiotic Resistance – A Growing Concern

2 million — Illnesses and 23,000 deaths are caused annually in the United States alone[1]

$20 billion — In excess direct health care costs [2]

300 million — People are expected to die prematurely because of drug resistance over the next 35 years if antimicrobial drug resistance is not tackled[2]

CDC

Review on Antimicrobial Resistance

Tackling drug-resistant infections globally

42 states — Reported carbapenem-resistant enterobacteriaceae (CRE) infections in major medical facilities during the last 10 years[3]

University of Michigan Health System

Rush University Medical Center

County of Los Angeles Public Health

University of Virginia Health System

Florida Health Broward County

Lutheran HealthCare.

State of New York Department of Health

University of Colorado Hospital

National Institutes of Health

[1] "Antibiotic Resistance Threats in the United States." *Prepared by the CDC* (2013)
[2] O'Neill, Jim. "Antimicrobial Resistance: Tackling a Crisis for the Health and Wealth of Nations." *Review on Antimicrobial Resistance* (December 2014)
[3] "Detect and Protect." *Prepared by the CDC.* http://www.cdc.gov/hai/pdfs/cre/CDC_DetectProtect.pdf

Policy Makers are Taking Decisive Action

FY 2016 budget includes $1B to combat drug resistant infections


NATIONAL ACTION PLAN FOR COMBATING ANTIBIOTIC-RESISTANT BACTERIA

Rapid Diagnostics

ID, Resistance & Susceptibility to Enable Appropriate Use of Current Drugs

Surveillance

Enable Effective Response to Resistant Organisms and Control Outbreaks

New Antibiotics

Accelerate Discovery & Development

OpGen Suite of Solutions

Actionable, precise diagnostics powered by surveillance data

Rapid Diagnostics

What **pathogen** is causing the infection?

QuickFISH™
Powered by PNA Technology
Rapid Pathogen ID

Which **antibiotics** are appropriate to treat the infection?

ACUITAS®
1 Hour Antibiotic Resistance[1]

Surveillance

What **pathogens** are colonizing the patient?

Based on genetic profile & colonization patterns, what **antibiotics** are useful?

ACUITAS LIGHTHOUSE™
Data Warehouse
Resistance & Susceptibility

12X
Faster

$760K
Annual savings per hospital

30%
Fewer days in hospital

Source: Winter Haven Case Study, Slide 21

[1] 1 Hour test in development

Large Precision Medicine Opportunity

Global Hospital Acquired Infection Testing Revenue 2012

$2B Global Market

19% CAGR: One of the fastest growing U.S. molecular diagnostic segments

Multiple high-acuity patient types


2,183.2
Testing Revenue (USD millions)
Total
Urinary Tract Infection
Surgical site Infections
Pneumonia
Bloodstream Infections
MRSA
Others

Source: Hospital Acquired Infection Testing Market - Global Industry Analysis, Size, Share, Growth, Trends and Forecast, 2013 - 2019

Experienced Management Team

Evan Jones
Chairman & Chief Executive Officer

Kevin Krenitsky, M.D.
President

Timothy Dec
Chief Financial Officer

Robert McG. Lilley
Chief Commercial Officer

Vadim Sapiro
Chief Information Officer

Geoff McKinley, Ph.D.
SVP, R&D, Business Development

Terry Walker, Ph.D.
SVP, R&D

Merck GHI Investment

- Merck Global Health Investment Fund
  - Invests where Merck expertise can accelerate revenue growth and enhance value creation
  - GHI often invests in disease areas where Merck is a major global market leader such as hospital acquired infections
- $6 million investment
- Pro rata participation rights in future financings

GLOBAL HEALTH INNOVATION


Precision solutions transforming a 50 year
old treatment paradigm

Introducing Precision Medicine for Combatting Infectious Disease

1 Hour

Analog vs. **Digital**

The Golden Hour for antibiotic decision-making

- **1 hour tests** needed to impact initial therapy decision
- **MDRO rates** amplify empiric use of "Big Gun" antibiotics
- **Critical need** for clinical decision support tools to aid antibiotic selection
- **High resolution tracking** of microbes is critical for hospital/patient protection

Conventional microbiology largely unchanged in 50 years

- **Organism growth** in selective media
- **1-3 days** for growth and phenotypic analysis with variable results
- **~4 hours** for image guided growth analysis

DNA analysis revolutionizing microbiology

- **30 minute tests** – highly accurate
- **6 million base pair** analysis capability
- **Digital data** enables antibiotic decision and microbe tracking software
- **Highly robust** – rapid, reproducible, scalable

Rapid DNA Methods will save lives and stabilize antibiotic effectiveness

OpGen

Breaking the Acute Care Treatment Paradigm

Actual Case Study: MDRO infected patient



Antibiotic Coverage at Admission:
• Gram Positive
• Gram Negative
• Anaerobe
Gram Negative Rods Detected
Fluoroquinolone Added
Patient Died
17 Hours
4 Hours
22 Hours
48 Hours
K. Pneumonia (MALDI)
Resistant to Imipenem
CRE Confirmed
No Infection Control Measures Implemented
17 Hours
1 hr

New Acute Care Paradigm (*Illustrative*)

1 hr test guides pathogen-susceptible treatment and infection control

Rapid Antibiotic Resistance Information

One Hour Disruptive Paradigm In Development

- OpGen's proprietary technology
- Powers pathogen identification and resistance gene profiling
- Informed by smart cloud-based clinical database that learns new molecular profiles to aid initial antibiotic selection and clinical decision-making.



- Bedside sample collection

- Send sample to lab

- One hour test
- Acuitas Lighthouse cloud-based query

- Lab report with antibiotic-specific treatment guidance

Lighthouse Profile	Organism	Antibiotic Resistance Genes	% of Isolates in Database That are Resistant			
			Cefepime	Imipenem	Gentamicin	Tigecycline
K1:KPC1_SHV4_TEM7	*K. pneumoniae*	KPC, SHV ESBL, TEM7	83	95	48	0

Acuitas Lighthouse – "Evergreen" Database

Continual global sample pathogen feed from OpGen laboratory clients and hospital customers

ACUITAS®
Surveillance data

QuickFISH™
Rapid ID samples



Thousands of samples in database

Comprehensive testing and bioinformatics analysis

- Resistome genotyping
- Whole genome sequencing
- Pathogen ID
- Phenotypic testing

Rapid IVD Platform[1]

- Pathogen & resistance gene arrays
- Keeps pace with rapidly mutating genes
- Molecular AST informed by database
- Decision support for initial therapy

[1] In development stage

OpGen®

Competitive Landscape

Rapid organism ID & AST methods



Analytical method time to results
OpGen ID & Molecular AST by Rapid Array PCR
1 Hour, Genotype Resistance/Susceptibility Interpretation1
OpGen QuickFISH ID
30 Minutes2
OpGen QuickFISH ID/MRSA AST
1.5 Hours, Organism ID, phenotypic AST2
T2Bio T2 Biosystems
5 Hours, Candida only, no organism for AST3
ACCELERATE Accelerate ID/AST
5 Hours4
BIOMÉRIEUX ID, Automated AST
2+ Days2
0
10
20
30
40
50
60
Time to Results - Hours

[1] In development stage
[2] Culture confirmation, FDA cleared
[3] Direct from specimen, FDA cleared for Candida only
[4] Culture confirmation, not FDA cleared

Acuitas Lighthouse™ Data Opportunities

Powering a 1-hour diagnosis

- Molecular susceptibility testing data at scale
- Smart cloud-based system learns new molecular profiles
- Powers Acuitas® antibiotic selection/decision making tool

Hospital biome protection

- MDRO screening & surveillance to identify pathogen and resistance profiles
- Proactive colonization management for patients with MDRO infections
- Aligned with quality metrics and CMS payment



$2 Billion
Rapid Diagnostics & Antimicrobial Stewardship
ACUITAS LIGHTHOUSE™
MDRO Management System
$100 Million
Antibiotic Research & Clinical Development
$400 Million
Hospital MDRO Screening & Surveillance

Accelerating new antibiotic development

- Genetic resistance patterns direct drug discovery & development
- Illuminating resistance patterns over time to predict antibiotic durability
- Geographic data guide pharma marketing & sales decisions

Acuitas Lighthouse™ MDRO Screening & Surveillance

Providing high resolution organism ID and matching drugs to infections

MDRO Gene Test

Rapid screening & surveillance for infection control risks

CR Elite Test

Confirm CRE presence

Acuitas Lighthouse™

Resistome Test

Isolate genotyping

Whole Genome Sequence Analysis

High resolution analysis



Carbapenemase
20 gene families
208 subtypes
ESBL
16 gene families
557 subtypes
AmpC
10 gene families
147 subtypes

Acuitas Lighthouse Used in HARP-DC MDRO Surveillance Initiative in Collaboration with CDC

Individual hospital & patient reporting, geospatial analysis

Advanced analytics engine

Direct connection to LIMS database

Cloud-based

HIPAA compliant

Security

- End-to-end encryption (database, connectors, browser SSL)
- Federated access permissions


ACUITAS LIGHTHOUSE
Medical Center
Positive Samples by Location
Total number of samples
Prevalence
Washington D.C.
Location Summary Table

Deep Pipeline of Current and Future Products



Development Phase
Validation
Clinical Trials
Regulatory Filing
Commercial
QuickFISH™
Automation
1H 2017
Multiplex
1H 2017
Acuitas®
MDRO Gene Test, Resistome, DNA Sequencing
2015
Rapid Molecular
2018 / 2019
Lighthouse™
Data Warehouse & Portal
2015
Antibiotic Analysis
2017

QuickFISH™ Rapid Molecular Pathogen ID

- Established, market leading Rapid ID products
- AdvanDx QuickFISH™ family of products
  - Rapid blood culture ID tests
  - FDA cleared, CE marked
- Staphylococcus, Enterococcus, Gram-negative bacteria, Candida
- Rapid MRSA antibiotic susceptibility test
- Over 100 U.S. hospital accounts, 10 countries with antibiotic stewardship projects
- >70% gross margin consumable business
- Automated multiplex test anticipated 2017
  - 18 tests in one automated assay
  - Reduces reliance on lab technician

20-Minute Pathogen Identification


Staphylococcus


Enterococcus


Gram-Negative


Candida

Case Study: Winter Haven Hospital

Demonstrated Clinical Utility and Cost Effectiveness

Rapid Staph ID Application via QuickFISH Resulted in:

- $764K annual savings
- 30% reduction in length of stay
- 65% decrease in days on Vancomycin (2.5 days to 0.9 days)
- 90% reduction in pathogen ID reporting (1.4 hours vs. 17.2 hours)


Winter Haven
Hospital

Source: The Impact of Implementation of Rapid QuickFISH Testing for Detection of Coagulase Negative Staphylococci at a Community-Based Hospital, American Journal of Clinical Pathology, January 2016

OpGen

Building a Leading Molecular Information Business

Customer Focus

- Healthcare providers
- Physicians
- Patients
- Pharma partners



RAPID DIAGNOSTICS
Acuitas & QuickFISH
BIOINFORMATICS
Lighthouse
Expert Systems
GLOBAL NETWROK
Customers
Commercial
CORPORATE EXPERTISE
Sales & Marketing
Operations & Finance
Regulatory & Compliance
CLIA LAB SERVICE
MDRO Surveillance
Database

Commercial Launch Plans

Driving Value in 2016 and Beyond

First global molecular diagnostics company providing pathogen and resistance data to inform critical antibiotic treatment decisions

Mature commercial team

Strategic co-marketing relationships

Expanded distributor network

Global revenues with next generation automated multiplex QuickFISH products

Proprietary services and antibiotic clinical decision support software

Commercial team of 10 U.S. and 2 ex-U.S. drive QuickFISH & Acuitas business

New healthcare system relationships beyond current 100+ U.S. accounts and distributors in 16 countries



Rapid IVD Molecular AST
Automated *Quick*FISH FDA Cleared
Automated *Quick*FISH CE Marked
*Quick*FISH & Acuitas
2015
2016
2017
2018
2019

Company Timeline


FALL 2013
OPGEN recapitalized, new CEO, focus on developing and commercializing precision medicine solutions for combating infectious disease
MAY 2015
OPGEN IPO to strengthen balance sheet and provide growth capital
JULY 2015
• Merck GHI investment
• AdvanDx rapid diagnostics acquisition
MAY 2015
Introduction of complete MDRO surveillance solution
NOV 2015
Washington DC, first city to implement Acuitas MDRO testing
OPGEN positioned to lead personalized antibiotic treatment market

Q3 FY 2015 Highlights

Select income statement data			
(000's)	Q3 2015	Q3 2014	YOY% Change
Product sales	$ 953	$ 356	166.9%
Collaboration revenue	$ 28	$ 478	(94.1%)
Total revenue	$ 981	$ 834	17.6%
Gross margin[1]	31%	70%	(39.0%)
Operating expense[2]	$ 4,962	$2,163	129.3%
Operating loss[2]	($4,654)	($1,581)	194.4%

Select balance sheet data		
(000's)	9/30/15	12/31/14
Cash and equivalents	$ 11,187	$ 749
Total assets	$ 16,997	$ 2,655
Total long-term liabilities	$ 1,318	$ 134
Shares outstanding	12,539	493

(1) Q3 gross profit adversely impacted by 20% due to short term purchase accounting items
(2) Includes approximately $1M of M&A related expenses

OpGen®

Next Steps


Digital

DNA analysis revolutionizing microbiology

- 30-60 minute rapid tests
- 6 million base pair DNA analysis
- Data analysis software
- Highly robust scalable solutions

- Expand pharma and health system relationships
- Strengthen global distribution network
- Accelerate development of Acuitas Lighthouse™ database and rapid molecular tests
- Complete development and launch next generation QuickFISH products
- Access enabling products, services, and technologies
- Continue strengthening balance sheet

Company Highlights

Nasdaq:OPGN

World-class team developing one of the largest hospital diagnostic and informatics markets

Rapid molecular information to inform management of patients with bacterial infections

- Global health crisis of antibiotic resistance
- Large and growing market opportunity
- Merck GHI strategic investment
- FDA-cleared rapid diagnostics
- Established customer base
- High margin recurring revenue business model
- Clearly defined growth strategy
- Proven management team

“Precision Medicine Solutions for Combatting Infectious Disease”

Corporate Presentation
January 2016